EXHIBIT 10.6

                            ARTICLES OF MERGER
                                    OF
                        VICTORIA EXPLORATION, INC.
                                   INTO
                           KESTREL ENERGY, INC.



      The undersigned corporations, pursuant to Section 7-111-104 of the Colorado Revised Statutes, hereby execute the following Articles of
Merger:

                                ARTICLE ONE

     The names of the corporations proposing to merge and the names of the states under the laws of which such corporations are organized are as follows:

     Name of Corporation          State of Incorporation

  Victoria Exploration, Inc.             Colorado
     Kestrel Energy, Inc.                Colorado

                                ARTICLE TWO

     The Agreement and Plan of Merger under which the corporations propose to merge is attached hereto as Exhibit A.

                               ARTICLE THREE

     The surviving corporation shall be Kestrel Energy, Inc. ("Kestrel").

                               ARTICLE FOUR

      The Articles of Incorporation of Kestrel shall be the Articles of Incorporation of the surviving corporation.

                               ARTICLE FIVE

      Kestrel, the surviving corporation, owns all of the outstanding shares of Victoria Exploration, Inc. and approval by the shareholders of Kestrel was not required.

                                ARTICLE SIX

     The Effective Date of the merger is upon the filing of these Articles of Merger with the Secretary of State of the State of Colorado which complies with Section 7-111-104(5) of the Colorado Revised Statutes.

      IN WITNESS WHEREOF each of the undersigned corporations has caused these Articles of Merger to be executed in its name on this 22nd day of June, 2001.

                                   VICTORIA EXPLORATION, INC.


                                   By:/s/ Timothy L. Hoope
                                     Timothy L. Hoops, President


                                   KESTREL ENERGY, INC.


                                   By:/s/ Timothy L. Hoops
                                     Timothy L. Hoops, President

                       AGREEMENT AND PLAN OF MERGER


      The parties to be merged are Kestrel Energy, Inc., a Colorado corporation (the "Company") as the surviving corporation, and Victoria Exploration, Inc., a Colorado corporation ("Victoria").

                                 RECITALS

1. The total number of shares which the Company is authorized to issue is 20,000,000 shares of no par value common stock of which 7,680,000 are issued and outstanding, and 1,000,000 shares of preferred stock, $1.00 par value, of which no shares are outstanding.

2. The total number of shares which Victoria is authorized to issue is 100,000 shares of no par value common stock of which 100 shares are issued and outstanding and held by the Company.

3. On June 12, 2001, the Board of Directors of the Company and of Victoria approved the proposed merger by unanimous signed consent to corporate action

                                 SECTION I
                              EFFECTIVE DATE

      The effective date of the merger is upon the filing of the Articles of Merger with the Secretary of State of the State of Colorado (the "Effective Date").

                                SECTION II
                           TERMS AND CONDITIONS

     On the Effective Date, the separate existence of Victoria shall cease and the Company shall succeed to all the rights, privileges, immunities, and franchises, and all the property, real, personal, and mixed, of Victoria, without the separate transfer of the foregoing to the Company. The Company shall thereafter be responsible and liable for all liabilities and obligations of Victoria and neither the rights of creditors nor any liens on the property of Victoria shall be impaired by the merger.


                                SECTION III
                            SURRENDER OF SHARES

      Upon and following the Effective Date, the certificate representing the shares of Victoria held by the Company shall be surrendered and cancelled.

      EXECUTED on behalf of Kestrel Energy, Inc. and Victoria Exploration, Inc. pursuant to the authorization of their respective Board of Directors on this 22nd day of June, 2001.


                                   KESTREL ENERGY, INC.


                                   /s/Timothy L. Hoops
                                   Timothy L. Hoops, President


                                   VICTORIA EXPLORATION, INC.


                                   /s/Timothy L. Hoops
                                   Timothy L. Hoops, President